UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed in the Current Report on Form 8-K filed by Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), with the Securities and Exchange Commission (SEC) on July 23, 2020, on July 23, 2020, the Company entered into (a) a Share Exchange Agreement (as amended by the first amendment thereto dated October 28, 2020 and disclosed in the Current Report on Form 8-K filed with the SEC on October 29, 2020 (the “Amendment 8-K”), the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”); and (b) a Share Exchange Agreement (as amended by the first amendment thereto dated October 28, 2020, and disclosed in the Amendment 8-K, the “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”)(the “Axion Share Exchange”, and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements” and the transactions contemplated therein, the “Share Exchanges”), each dated as of July 21, 2020.

Pursuant to the HotPlay Exchange Agreement, the HotPlay Stockholders agreed to exchange 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company following the closing of the transactions contemplated therein) for 67.8% of the Company’s Post-Closing Capitalization (defined below). The Company’s “Post-Closing Capitalization” was equal to the total number of shares of common stock issued and outstanding following the completion of the Exchange Agreements, and calculated by dividing (A) the total number of shares of the Company’s common stock outstanding immediately prior to the closing of the Exchange Agreements, by (B) 17.4%, and rounding such number up to the nearest whole share.

Pursuant to the Axion Exchange Agreement, (a) the Axion Stockholders — Uniq Ventures, Uniq Other Vendors, Cern One Limited (“Cern One”), CC Asia Pacific Ventures Ltd., and Michael Bonner, an individual (the “Principal Axion Stockholder”), agreed to exchange common shares of Axion equal to approximately 33.9% of the then outstanding common shares of Axion; and (b) the Axion Creditors—Red Anchor (also party to the HotPlay Exchange Agreement), Cern One, Nithinan Boonyawattanapisut and John Todd Bonner, an individual agreed to exchange $7,757,024 in promissory notes issued by, or other debt owed by, Axion to such Axion Creditors, with the Company, in consideration for an aggregate of 14.8% of the Company’s Post-Closing Capitalization (as defined above)(the “Axion Percentage”), and warrants. Specifically, (1) the Axion Creditors were to receive one share of Company common stock for each $2.00 of debt exchanged, anticipated to total an aggregate of 3,878,512 shares (based on $7,757,024 of debt to be exchanged)(the “Debt Shares”), (2) one of the Axion Creditors, Cern One Limited (“Cern One”), was to receive a warrant to purchase that number of shares of Company common stock as equals the total of the debt exchanged, divided by $4.00, which was anticipated to total warrants to purchase 1,939,256 shares of common stock, and (3) the Axion Shareholders were to receive that number of shares of common stock as equals the Axion Percentage of the Post-Closing Capitalization, less the Debt Shares and shares of common stock issuable upon exercise of the warrants, such that the total number of shares issuable to the Axion Stockholders and Axion Creditors (when taking into account any shares issuable upon exercise of the Cern One warrants), would total the Axion Percentage following the Closing.

On November 16, 2020, the Company, HotPlay and the HotPlay Stockholders entered into a Second Amendment to Share Exchange Agreement (“2nd Amendment to HotPlay Exchange Agreement”), which amended the HotPlay Exchange Agreement to:

●         Update the percentage ownership which the HotPlay Stockholders will receive upon closing of the HotPlay Exchange Agreement to 67.87% (compared to 67.8% pursuant to the previous terms of the Axion Exchange Agreement, with such increase the result of the decrease in the percentage of the post-closing company to be held by the Axion Stockholders following the closing of the HotPlay Exchange Agreement (the “Closing”), as discussed below);

●         Extend the date by which the HotPlay Exchange Agreement is required to be completed until December 31, 2020 (from November 30, 2020);

●         Remove the requirement previously set forth in the HotPlay Exchange Agreement that the Axion Exchange Agreement had to close contemporaneously with the HotPlay Exchange Agreement; and

●         Make various other conforming changes to the HotPlay Exchange Agreement in connection with the A&R Axion Exchange Agreement discussed below.

The foregoing description of the 2nd Amendment to HotPlay Exchange Agreement above, is subject to, and qualified in its entirety by, the 2nd Amendment to HotPlay Exchange Agreement, attached as Exhibit 2.3 hereto, which is incorporated in this Item 1.01 by reference in its entirety.

All references to the HotPlay Exchange Agreement and HotPlay Exchange below include the amendments affected by the 2nd Amendment to HotPlay Exchange Agreement.

Also on November 16, 2020, the Company, the Axion Stockholders and the Axion Creditors entered into an Amended and Restated Share Exchange Agreement (the “A&R Axion Exchange Agreement”), which amended the Axion Exchange Agreement to:

●         Update the percentage of Axion being exchanged by such Axion Stockholders to 33.85% of Axion (previously such percentage was 33.9% of Axion), by reducing the number of common shares of Axion being exchanged by 100,000 shares, to 71,993,358 common shares (the “Axion Shares”)), and reduce the amount of Axion debt being exchanged by the Axion Creditors by $100,000, to a total of $7,675,024 of debt (the “Axion Debt”);

●         Remove the prior requirements and concepts from the Axion Exchange Agreement which required the Company to issue shares of common stock in exchange for the Axion Shares and Axion Debt, and instead provide for such Axion Shares to be exchanged for 10,000,000 shares of Series B Preferred Stock (discussed and described below under “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.—Series B Convertible Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events (the “Series B Shares”) and to exchange such Axion Debt for 3,828,500 shares of Series C Preferred Stock (discussed and described below under “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.—Series C Convertible Preferred Stock”), which are automatically convertible into common shares of the Company upon the occurrence of certain events on a one-for-one basis (the “Series C Shares” and the shares of common stock issuable upon conversion thereof, the “Series C Conversion Shares”), and to similarly remove the requirement from the Axion Exchange Agreement that the Company receive shareholder approval for the issuance of the shares of common stock which were to be issued to the Axion Stockholders and Axion Creditors at the closing of the transactions contemplated by the Axion Exchange Agreement, and instead require the Company to obtain shareholder approval for the issuance of the shares of common stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and upon exercise of the warrant to purchase 1,914,250 shares of common stock of the Company which the Company agreed to grant to Cern One upon closing of the A&R Axion Exchange Agreement, after issuance of such securities and at the same time the Company seeks shareholder approval for the issuance of the shares of common stock to the HotPlay Stockholders in connection with the HotPlay Exchange Agreement, as amended;

●         Remove the requirement that the HotPlay Exchange Agreement had to close simultaneously with the Axion Exchange Agreement; and

●         Make various other conforming changes to the Axion Exchange Agreement in connection with the amendments discussed above, and in connection with a closing of such agreement prior to the date of shareholder approval.

The transactions contemplated by the A&R Axion Exchange Agreement, including the acquisition by the Company of the Axion Shares and Axion Debt, and the issuance by the Company of the Series B Shares and Series C Shares, to the Axion Stockholders and Axion Creditors, and the grant of the Creditor Warrants, closed on November 16, 2020 (the “Closing Date”), at which time the Company obtained 33.9% ownership of Axion and all rights to the Axion Debt.

Although such Series B Shares, Series C Shares and Creditor Warrants were issued and granted on the Closing Date, such Series B Shares and Series C Shares are not convertible into common stock of the Company, and such Creditor Warrants are not exercisable for shares of common stock of the Company, until such time, if ever, as the issuance of such shares of common stock have been approved by the shareholders of the Company pursuant to the rules and requirements of The NASDAQ Capital Market, as discussed in greater detail under the terms of the Series B Preferred Stock and Series C Preferred Stock below under “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.”

The description of the Exchange Agreements, as set forth in the July 23, 2020 Current Report on Form 8-K and the October 29, 2020 Current Report on Form 8-K, as amended, and subject to the amendments affected by the 2nd Amendment to HotPlay Exchange Agreement and A&R Axion Exchange Agreement, are incorporated into this Item 1.01 by reference.

Upon the closing of the A&R Axion Exchange Agreement on November 16, 2020, Cern One was granted warrants to 1,914,250 shares of common stock (with such number of shares of common stock equal to the aggregate Axion Debt divided by four) with an exercise price of $2.00 per share (the “Creditor Warrants” and such shares of common stock issuable upon exercise of the Creditor Warrants, the “Creditor Warrant Shares”). The Creditor Warrants have cashless exercise rights and will have a term of two years, beginning on the Vesting Date. The Axion Creditor Warrants vest on the later of (a) the Approval Date (as defined below under “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.—Series B Convertible Preferred Stock”), and the earlier of (a) the date the Axion Debt is fully repaid by Axion or (ii) the date that we obtain 51% or more of the voting control of, and economic rights to, Axion, provided that such vesting date must occur prior to November 16, 2021, or the Axion Creditor Warrants will terminate (as applicable, the “Vesting Date”).

As a result of the changes affected by the 2nd Amendment to HotPlay Exchange Agreement and the A&R Axion Exchange Agreement, automatically upon the occurrence of certain events (namely the approval by the shareholders of the Company of the issuance of shares of common stock issuable upon the closing of the HotPlay Exchange Agreement (and the terms thereof), and upon conversion of the Series B Shares, Series C Shares and upon exercise of the Creditor Warrants and the closing contemplated by the HotPlay Exchange Agreement (the “HotPlay Closing”):

(a)        the HotPlay Stockholders, in exchange for 100% of the outstanding capital shares of HotPlay (making HotPlay a wholly-owned subsidiary of the Company) will be issued shares of common stock equal to 67.87% of the Company’s common stock (when including the Creditor Warrant Shares);

(b)       the Series C Preferred Stock will automatically convert into 3,828,500 shares of common stock (as adjusted for stock splits);

(c)       the Series B Preferred Stock will automatically convert into that number of shares of the Company’s common stock equal to (i) 14.68% of the Company’s common stock following the HotPlay Closing (when including the Creditor Warrant Shares), less (ii) (x) the Series C Conversion Shares and (y) the Creditor Warrant Shares;

(d)        the shareholders of Monaker prior to the HotPlay Closing will hold 17.45% of the Company’s outstanding shares of common stock (when including the Creditor Warrant Shares); and

(d)       at the time of the HotPlay Closing, subject to the other vesting requirements of the Creditor Warrants, and the time periods set forth therein, the Creditor Warrants will be exercisable for 1,939,256 shares of common stock.

The foregoing description of the A&R Axion Exchange Agreement and Axion Creditor Warrants above, is subject to, and qualified in its entirety by, the A&R Axion Exchange Agreement and the warrant agreement evidencing the Axion Creditor Warrants, attached as Exhibit 2.6 and Exhibit 10.1 hereto, respectively, which are incorporated in this Item 1.01 by reference in their entirety.

Axion is a public company organized in June 2011 under the British Columbia Business Corporations Act. In May 2015, Axion began its operations as an online video gaming and technology company. Axion’s common shares are traded on the TSX Venture Exchange under the symbol “AXV”, and are quoted on the OTC Pink market maintained by OTC Markets, under the symbol “AXNVF”.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information and disclosures in Item 1.01 above relating to the A&R Axion Exchange Agreement and the Company’s acquisition of the Axion Shares and Axion Debt, the related documents, agreements and disclosures associated therewith, are incorporated by reference in this Item 2.01 in their entirety.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the A&R Axion Exchange Agreement, as discussed in Item 1.01, above, the Company issued the Series B Shares to the Axion Stockholders, the Series C Shares to the Axion Creditors and granted the Creditor Warrants to Cern One. The Series C Preferred Stock will automatically convert into 3,828,500 shares of common stock (as adjusted for stock splits) following the HotPlay Closing; and the Series B Preferred Stock will automatically convert into that number of shares of the Company’s common stock equal to 14.68% of the Company’s common stock following the HotPlay Closing (when including the Creditor Warrant Shares), less the Series C Conversion Shares and less the Creditor Warrant Shares. Additionally, at the time of the HotPlay Closing, subject to the other vesting requirements of the Creditor Warrants, and the time periods set forth therein, the Creditor Warrants will be exercisable for 1,939,256 shares of common stock.

We claim an exemption from registration for the issuances described above pursuant to Section 4(a)(2) and/or Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since: the foregoing issuances did not involve a public offering, the recipients were (a) “accredited investors”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuances and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The maximum number of shares of common stock issuable upon conversion of the Series C Shares is 3,828,500 shares of common stock of the Company and the maximum number of shares of common stock issuable upon exercise of the Warrants is 1,939,256 shares of common stock, provided that the Series B Shares, Series C Shares and Warrants, are not convertible or exercisable, subject to certain other conditions, until after the shareholders of the Company have approved such issuances pursuant to applicable NASDAQ rules and regulations. We currently have 14,564,589 shares of common stock outstanding. We cannot calculate the exact number of shares which will be outstanding on the Approval Date (defined and described below under Item 5.03), assuming the shareholders of the Company approve the Shareholder Approval (defined and described below under Item 5.03), as such number is based on the total number of shares of Company common stock issued and outstanding at the time the HotPlay Exchange closes. However, assuming there was no change in the number of outstanding shares of the Company from the date of this Report until the closing date of the HotPlay Exchange Agreement, the Series B Preferred Stock would convert, automatically, on the Approval Date, into 6,509,867 shares of common stock.

As described below in Item 5.03, the conversion of the Series B Preferred Stock and Series C Preferred Stock is subject to the approval of the issuance of such shares by the shareholders of the Company pursuant to applicable Nasdaq Capital Market rules and the exercise of the Warrants is similarly subject to the approval of the issuance of such shares by the shareholders of the Company pursuant to applicable NASDAQ Capital Market rules.

As described above, the issuance of the shares of common stock upon the conversion of the Series B Preferred Stock, Series C Preferred Stock and upon exercise of the Warrants, will create substantial dilution to existing shareholders.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the A&R Axion Exchange Agreement, the Company designated two new series of preferred stock, (1) Series B Convertible Preferred Stock (the “Series B Preferred Stock” and the certificate of designations setting forth the rights thereof, the “Series B Designation”); and (2) Series C Convertible Preferred Stock (the “Series C Preferred Stock” and the certificate of designation setting forth the rights thereof (the “Series C Designation”). The Series B Designation and Series C Designation and related designations are described in greater detail below.

Series B Convertible Preferred Stock

The Series B Designation, which was approved by the Board of Directors of the Company on November 12, 2020, and filed by the Company with the Secretary of State of Nevada on November 13, 2020, designated 10,000,000 shares of Series B Preferred Stock, $0.00001 par value per share. The Series B Preferred Stock has the following rights:

Dividend Rights. The Series B Preferred Stock does not accrue dividends.

Liquidation Preference. The Series B Designation provides that the Series B Preferred Stock has a liquidation preference which is (a) pari passu with respect to the Company’s common stock and Series C Preferred Stock; and (b) junior to all current and future senior indebtedness of the Company. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence of any such action, pay the holders of the Series B Preferred Stock, pari passu with the holders of the Series C Preferred Stock and common stock, an amount equal to the Liquidation Preference per share of Series B Preferred Stock. The “Liquidation Preference” per share of the Series B Preferred Stock is equal to $0.9272121 per share, or $9,272,121 in aggregate.

Conversion Rights. Each share of Series B Preferred Stock is automatically convertible on the Approval Date, into that number of shares of common stock as equal the Conversion Rate. For the purposes of the following sentence:

●	“Approval Date” means the later of (a) the fifth business day after the date that all of the requirements of Shareholder Approval (defined below) are met; (b) the business day that the Company has affected a reverse stock split of its outstanding common stock subsequent to the Shareholder Approval, to the extent such reverse stock split is deemed necessary by a Majority In Interest (defined below) in writing prior to the date of Shareholder Approval; (c) the date that The NASDAQ Capital Market (“NASDAQ”) has approved the continued listing of the Company’s common stock on NASDAQ following the closing of the HotPlay Exchange Agreement (the “HotPlay Exchange”); and (d) the closing of the HotPlay Exchange.
●	“Conversion Rate” equals (i) (a) 14.68%; multiplied by, (b) the Post-Closing Capitalization of Monaker, rounded up to the nearest thousandths place, minus the Series C Conversion Shares and Creditor Warrants Shares, divided by (ii) the total Series B Shares.
●	“Majority In Interest” means holders holding a majority of the then aggregate shares of Series B Preferred Stock issued and outstanding.
●	“Post-Closing Capitalization of Monaker” means the outstanding shares of common stock following the closing of the HotPlay Exchange (and the issuance of shares of common stock in connection therewith), which is calculated by dividing (a) the total number of shares of common stock outstanding immediately prior to the closing of the HotPlay Exchange, by (b) 17.45%, rounded up to the nearest whole share.
●	“Shareholder Approval” means (i) the approval by the shareholders of the Company, to the extent required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the A&R Axion Exchange Agreement; and (b) the issuance of shares of common stock upon the conversion of the Series B Preferred Stock and Series C Preferred Stock and upon exercise of the Warrants; and (ii) such other terms and conditions as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

Additionally, the maximum number of shares of common stock to be issued in connection with the conversion of all of the outstanding shares of Series B Preferred Stock and Series C Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series B Preferred Stock and Series C Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), cannot exceed such number of shares of common stock that would violate applicable listing rules of NASDAQ in the event the Company’s shareholders do not approve the issuance of the common stock issuable in connection with such conversion.

Voting Rights. The Series B Preferred Stock have no voting rights on general matters to come before the shareholders of the Company; however, the Company is prohibited from undertaking any of the following actions without the approval of a Majority In Interest:

(a)       Increasing or decreasing (other than by redemption or conversion) the total number of authorized shares of Series B Preferred Stock;

(b)       Re-issuing any shares of Series B Preferred Stock converted pursuant to the terms of the Series B Designation;

(c)       Effecting an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock;

(d)       Effecting an exchange, or creating a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock;

(e)       Issuing any shares of Series B Preferred Stock other than pursuant to the A&R Axion Exchange Agreement;

(f)       Altering or changing the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amending or waiving any provision of the Company’s Articles of Incorporation or Bylaws relative to the Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock in any material respect as compared to holders of other series of shares.

Redemption Rights. The Series B Preferred Stock does not have any redemption rights.

Series C Convertible Preferred Stock

The Series C Designation, which was approved by the Board of Directors of the Company on November 12, 2020, and filed by the Company with the Secretary of State of Nevada on November 13, 2020, designates 3,828,500 shares of Series C Preferred Stock, $0.00001 par value per share of the Company. The Series C Preferred Stock has the following rights:

Dividend Rights. The Series C Preferred Stock does not accrue dividends.

Liquidation Preference. The Series C Designation provides that the Series C Preferred Stock has a liquidation preference which is (a) pari passu with respect to the Company’s common stock and Series B Preferred Stock; and (b) junior to all current and future senior indebtedness of the Company. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence any such action, pay the holders of the Series C Preferred Stock, pari passu with the holders of the Series B Preferred Stock and common stock, an amount equal to the Liquidation Preference per share of Series C Preferred Stock. The “Liquidation Preference” of the Series C Preferred Stock is equal to $2.00 per share, or $7,657,000 in aggregate.

Conversion Rights. Each share of Series C Preferred Stock is automatically convertible on the Approval Date, into one share of common stock (adjustable for stock splits and similar recapitalizations). For the purposes of the following sentence:

●	“Approval Date” means the later of (a) the fifth business day after the date that all of the requirements of Shareholder Approval are met; (b) the business day that the Company has affected a reverse stock split of its outstanding common stock subsequent to the Shareholder Approval, to the extent such reverse stock split is deemed necessary by a Majority In Interest in writing prior to the date of Shareholder Approval; (c) the date that The NASDAQ has approved the continued listing of the Company’s common stock on NASDAQ following the closing of the transactions contemplated by the HotPlay Exchange; and (d) the closing of the HotPlay Exchange.
●	“Majority In Interest” means holders holding a majority of the then aggregate shares of Series C Preferred Stock issued and outstanding.

●	“Shareholder Approval” means (i) the approval by the shareholders of the Company, to the extent required pursuant to applicable rules and regulations of NASDAQ, of (a) the transactions contemplated by the A&R Axion Exchange Agreement; and (b) the issuance of shares of common stock upon the Conversion of the Series C Preferred Stock and Series B Preferred Stock and upon exercise of the Warrants; and (ii) such other terms and conditions as may be required to be approved by the shareholders pursuant to the rules and regulations of NASDAQ or the SEC.

Additionally, the maximum number of shares of common stock to be issued in connection with the conversion of all of the outstanding shares of Series C Preferred Stock and Series B Preferred Stock shares (and upon conversion or exercise of any other securities required to be aggregated with the Series C Preferred Stock and Series B Preferred Stock shares pursuant to the applicable rules and requirements of NASDAQ), cannot exceed such number of shares of common stock that would violate applicable listing rules of NASDAQ in the event the Company’s shareholders do not approve the issuance of the common stock issuable in connection with such conversion.

Voting Rights. The Series C Preferred Stock have no voting rights on general matters to come before the shareholders of the Company; however, the Company is prohibited from undertaking any of the following actions without the approval of a Majority In Interest:

(a)       Increasing or decreasing (other than by redemption or conversion) the total number of authorized shares of Series C Preferred Stock;

(b)       Re-issuing any shares of Series C Preferred Stock converted pursuant to the terms of the Series C Designation;

(c)       Effecting an exchange, reclassification, or cancellation of all or a part of the Series C Preferred Stock;

(d)       Effecting an exchange, or creating a right of exchange, of all or part of the shares of another class of shares into shares of Series C Preferred Stock;

(e)       Issuing any shares of Series C Preferred Stock other than pursuant to the A&R Axion Exchange Agreement;

(f)       Altering or changing the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of such series; or

(g)       Amending or waiving any provision of the Company’s Articles of Incorporation or Bylaws relative to the Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock in any material respect as compared to holders of other series of shares.

Redemption Rights. The Series C Preferred Stock does not have any redemption rights.

* * * * *

The foregoing descriptions of the Series B Designation and Series C Designation do not purport to be complete and are qualified in their entirety by reference to the Series B Designation and Series C Designation, copies of which are incorporated by reference as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 18, 2020, the Company filed a press release announcing the closing of the A&R Axion Exchange Agreement. A copy of the press release is included herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 hereto (i) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

We periodically provide information for investors on our corporate website http://monakergroup.com/ under the “[News]” section. We intend to use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following the Company's press releases, SEC filings and public conference calls and webcasts. In addition, we use social media to communicate with our investors and the public about our company, our businesses and our results of operations. The information we post on social media could be deemed to be material information. Therefore, we encourage investors, the media and others interested in our company to review the information we post on the social media channels listed on our website.

Item 9.01.	Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired

The financial statements associated with acquisition of the Axion Shares, to the extent required to be disclosed pursuant to this Item 9.01, will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information

Pro forma financial information relative to acquisition of the Axion Shares, to the extent required to be disclosed pursuant to this Item 9.01, will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.2	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020, and dated as of October 23, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on October 29, 2020, and incorporated by reference herein)(File No. 001-38402)
2.3*	Second Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated November 12, 2020
2.4#	Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of July 21, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.5	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., entered into October 28, 2020 and dated as of October 23, 2020 (filed as Exhibit 2.4 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on October 29, 2020, and incorporated by reference herein)(File No. 001-38402)
2.6#*	Amended and Restated Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of November 12, 2020
3.1*	Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock as filed with the Secretary of State of Nevada on November 13, 2020
3.2*	Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Convertible Preferred Stock as filed with the Secretary of State of Nevada on November 13, 2020
10.1*	Common Stock Purchase Warrant dated November 16, 2020 (exercisable upon certain events for 1,914,250 shares of common stock and granted to Cern One Limited)
99.1**	Press release dated November 18, 2020

* Filed herewith.

** Furnished herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the HotPlay Exchange Agreement and the transactions contemplated therein, the “HotPlay Share Exchange”, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the HotPlay Stockholders or the Company (collectively, the “Share Exchange Parties”) to terminate the HotPlay Exchange Agreement; the effect of such terminations; the outcome of any legal proceedings that have been, and may be, instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay Stockholders to timely obtain required audits of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the HotPlay Exchange Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the HotPlay Exchange Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the HotPlay Exchange Agreement; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the HotPlay Share Exchange when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the HotPlay Share Exchange; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the HotPlay Share Exchange ; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the HotPlay Share Exchange; the continued availability of capital and financing following the HotPlay Share Exchange; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the HotPlay Share Exchange; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2020.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed HotPlay Share Exchange, the Company will file with the Securities and Exchange Commission (SEC) a proxy statement to seek stockholder approval for the HotPlay Share Exchange and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED HOTPLAY SHARE EXCHANGE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AND THE PROPOSED HOTPLAY SHARE EXCHANGE, AND RISKS ASSOCIATED THEREWITH.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, alternatively, by directing a request by mail, email, or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed HotPlay Exchange Agreement under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended February 29, 2020, as filed with the Securities and Exchange Commission on June 25, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the HotPlay Exchange Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: November 18, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.2	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020, and dated as of October 23, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on October 29, 2020, and incorporated by reference herein)(File No. 001-38402)
2.3*	Second Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated November 12, 2020
2.4#	Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of July 21, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.5	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., entered into October 28, 2020 and dated as of October 23, 2020 (filed as Exhibit 2.4 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on October 29, 2020, and incorporated by reference herein)(File No. 001-38402)
2.6#*	Amended and Restated Share Exchange Agreement by and among Monaker Group, Inc. and the Stockholders Holding Shares or Debt of Axion Ventures, Inc., dated as of November 12, 2020
3.1*	Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock as filed with the Secretary of State of Nevada on November 13, 2020
3.2*	Certificate of Designation of Monaker Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Convertible Preferred Stock as filed with the Secretary of State of Nevada on November 13, 2020
10.1*	Common Stock Purchase Warrant dated November 16, 2020 (exercisable upon certain events for 1,914,250 shares of common stock and granted to Cern One Limited)
99.1**	Press release dated November 18, 2020

* Filed herewith.

** Furnished herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Monaker Group, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.